MERRILL LYNCH
                                                               LATIN AMERICA
                                                               FUND, INC.

                               [GRAPHIC OMITTED]

                                                      STRATEGIC
                                                               Performance

                                                               Annual Report
                                                               November 30, 1999

                     MERRILL LYNCH LATIN AMERICA FUND, INC.

Asset Allocation As a Percentage* of Net Assets as of November 30, 1999

A map illustrating the following percentages:

                         Mexico              41.4%
                         Panama               0.8%
                         Venezuela            2.2%
                         Colombia             3.1%
                         Peru                 2.3%
                         Brazil              42.6%
                         Argentina            2.6%
                         Chile                3.5%

* Total may not equal 100% and does not include short-term securities.

                       Merrill Lynch Latin America Fund, Inc., November 30, 1999

DEAR SHAREHOLDER

For the three-month period ended November 30, 1999, total returns for Merrill Lynch Latin America Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +18.91%, +18.56%, +18.66% and +18.91%, respectively. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4-6 of this report to shareholders.) The unmanaged Morgan Stanley Capital International
(MSCI) Latin America Free Index rose 17.03% and the J.P. Morgan Latin Brady Bond Index rose 12.04% for the same three-month period. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI Latin America Free Index, unless otherwise noted, and are for the three-month period ended November 30, 1999.) The Fund's outperformance is attributable to its overweighted positions in both Brazil and Mexico whose markets rose 29.21% and 18.52%, respectively. Because the Fund was underweighted in Argentina and Chile, performance was not hindered by those countries' returns of +2.58% and +1.07%, respectively, which lagged the rest of the region.

Investment Overview

Latin American stock market gains in the November quarter more than reversed the decline in the August quarter and resulted in a 37.28% rise during 1999. We believe this rally was firmly based on fundamental factors and not driven by speculation or by excessive inflows of foreign funds. One of these factors was that the perception of risk in Latin American markets improved. This allowed interest rates to decline and stocks to rally. This was particularly true in Brazil where the stock market was up 32.96% (in US dollar terms) despite the devaluation of its currency early in the year. In addition, global economic growth is recovering and the clearest beneficiary has been Mexico, whose market rose 57.84%, the highest in the region. Another factor is the positive reassessment of Latin American companies' potential to generate returns in telecommunications and Internet services. We expect this revaluation of companies in these businesses to sustain rallies in the coming months and have therefore positioned our Fund in several of these companies.

We continue to be very optimistic about our investments in the Mexican media sector. We see a secular trend toward higher advertising rates in Mexico. Furthermore, we see 2000 as a potentially strong year for advertising in response to political elections and the Summer Olympics. We believe TV Azteca, SA de CV's damaged credibility is overdiscounted in the price of the stock. The company made some progress in controlling its programming costs in the November quarter. Unefon, a subsidiary of TV Azteca, is scheduled to launch service on December 16, 1999. We will be monitoring this launch closely. If all goes well, we believe that TV Azteca will benefit from a substantial re-rating in 2000.

To seek to participate in the upturn in the global economic cycle and the rising prices of commodities, we have investments in companies such as Tubos de Acero de Mexico SA (Tamsa). We believe that Tamsa, a Mexican seamless pipe producer, may benefit from the cycle upswing of two commodities: oil and steel. For most of the year, the stock had languished at all-time lows given the poor outlook for both of these sectors. However, the recent surge in oil prices has prompted oil companies to expand their rig drilling projects for next year. This bodes well for Tamsa as it dominates the deep well pipe market. We also like the fact that each of a few producers affects the market in the seamless pipe industry but does not control it. This prevented the huge price declines witnessed earlier in the year for other more commodity-like steels. Tamsa is a subsidiary of the Italian DST group, which controls more than 30% of the global market and therefore enjoys a certain amount of price protection. Tamsa stock has begun to move given the turnaround in sentiment, and we expect more positive news on the company in 2000 earnings.

In Conclusion

We believe that the long-term potential of Latin American markets is just starting to be realized, and that recent years' crises have set the stage for stronger performance. We thank you for your continued interest in Merrill Lynch Latin America Fund, Inc.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Grace Pineda

Grace Pineda
Senior Vice President and
Portfolio Manager

December 30, 1999

================================================================================

To reduce shareholders' expenses, Merrill Lynch Latin America Fund, Inc. will no longer be printing and mailing quarterly reports to shareholders. We will continue to provide you with reports on a semi-annual and annual basis.

================================================================================

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Robert C. Doll, Senior Vice President
Grace Pineda, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


                                     2 & 3

                       Merrill Lynch Latin America Fund, Inc., November 30, 1999

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automati cally convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                          3 Month           12 Month         Since Inception
As of November 30, 1999                                Total Return       Total Return        Total Return
============================================================================================================
ML Latin America Fund, Inc. Class A Shares               +18.91%             +28.74%            - 20.00%
------------------------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class B Shares               +18.56              +27.32              +42.24
------------------------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class C Shares               +18.66              +27.42             - 24.18
------------------------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class D Shares               +18.91              +28.47              +51.78
============================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception dates are from 10/21/94 for Class A & Class C Shares and from 9/27/91 for Class B & Class D Shares.

Class A & Class C Shares

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A and Class C Shares compared to growth of an investment in the Latin America Free Index. Beginning and ending values are:

                                            10/21/94**              11/99
ML Latin America Fund, Inc.+--
Class A Shares*+++                          $ 9,475               $ 7,580
ML Latin America Fund, Inc.+--
Class C Shares*                             $10,000               $ 7,582
Latin America Free Index++                  $10,000               $10,323

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Latin America Fund, Inc. invests primarily in Latin American equity and debt securities.
++ This unmanaged market capitalization-weighted Index by Morgan Stanley Capital International is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in Argentina, Brazil, Chile and Mexico which are freely purchasable by foreign investors. The starting date for the Index is 10/31/94.
+++ As a result of the implementation of the Merrill Lynch Select Pricing(SM) System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.

Class A & Class C Shares

Average Annual Total Return

                                        % Return Without   % Return With
                                          Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 9/30/99                          +31.12%          +24.24%
--------------------------------------------------------------------------------
Inception (10/21/94) through 9/30/99        - 7.35           - 8.35
--------------------------------------------------------------------------------
* Maximum sales charge is 5.25%. Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the five-year and ten-year periods.
**    Assuming maximum sales charge.

                                           % Return          % Return
                                         Without CDSC       With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 9/30/99                          +29.55%          +28.55%
--------------------------------------------------------------------------------
Inception (10/21/94) through 9/30/99        - 8.33           - 8.33
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.


                                     4 & 5

                       Merrill Lynch Latin America Fund, Inc., November 30, 1999

PERFORMANCE DATA (concluded)

Class B & Class D Shares

Total Return Based on a $10,000 Investment.

A line graph depicting the growth of an investment in the Fund's Class B and Class D Shares compared to growth of an investment in the Latin America Free Index. Beginning and ending values are:

                                            9/27/91**             11/99
ML Latin America Fund, Inc.+--
Class B Shares*                             $10,000              $14,224
ML Latin America Fund, Inc.+--
Class D Shares*+++                          $ 9,475              $14,382
Emerging Markets Free Latin
America Index++                             $10,000              $25,359

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Latin America Fund, Inc. invests primarily in Latin American equity and debt securities.
++ This unmanaged market capitalization-weighted Index by Morgan Stanley Capital International is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in Argentina, Brazil, Chile and Mexico which are freely purchasable by foreign investors. The starting date for the Index is 9/30/91.
+++ As a result of the implementation of the Merrill Lynch Select Pricing(SM) System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.

Past performance is not predictive of future performance.

Class B & Class D Shares

Average Annual Total Return

                                           % Return           % Return
                                         Without CDSC       With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 9/30/99                          +29.66%          +25.66%
--------------------------------------------------------------------------------
Five Years Ended 9/30/99                    - 8.66           - 8.66
--------------------------------------------------------------------------------
Inception (9/27/91) through 9/30/99         + 2.53           + 2.53
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

                                      % Return Without     % Return With
                                          Sales Charge     Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 9/30/99                          +30.76%          +23.90%
--------------------------------------------------------------------------------
Five Years Ended 9/30/99                    - 7.92           - 8.91
--------------------------------------------------------------------------------
Inception (9/27/91) through 9/30/99         + 3.34           + 2.65
--------------------------------------------------------------------------------
* Maximum sales charge is 5.25%. Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the five-year and ten-year periods.
**    Assuming maximum sales charge.

CONSOLIDATED SCHEDULE OF INVESTMENTS                             (in US dollars)

                                         Shares Held/                                                                    Percent of
COUNTRY        Industries                 Face Amount         Long-Term Investments                              Value   Net Assets
====================================================================================================================================
Argentina      Beverages                   115,089   Quilmes Industrial SA (Quinsa) (ADR)*                   $  1,337,910      0.6%
               ---------------------------------------------------------------------------------------------------------------------
               Merchandising               557,659  +Grimoldi SA 'B'                                              680,453      0.3
               ---------------------------------------------------------------------------------------------------------------------
               Real Estate                  57,648   IRSA Inversiones y Representaciones SA 'B'                   184,505      0.1
                                            57,407   IRSA Inversiones y Representaciones SA (GDR)**             1,833,431      0.8
                                                                                                             ------------    -----
                                                                                                                2,017,936      0.9
               ---------------------------------------------------------------------------------------------------------------------
               Telecommunications           22,233   Telefonica de Argentina SA (ADR)*                            585,006      0.2
                                           525,000   Telefonica de Argentina SA 'B'                             1,344,215      0.6
                                                                                                             ------------    -----
                                                                                                                1,929,221      0.8
               ---------------------------------------------------------------------------------------------------------------------
                                                     Total Long-Term Investments in Argentina                   5,965,520      2.6
====================================================================================================================================
Brazil         Banking                  95,899,592   Banco Bradesco SA (Preferred)                                536,938      0.3
                                        29,806,550   Banco Itau SA (Preferred)                                  1,878,278      0.8
                                                                                                             ------------    -----
                                                                                                                2,415,216      1.1
               ---------------------------------------------------------------------------------------------------------------------
               Beverages & Tobacco       6,114,125   Companhia Cervejaria Brahma (Preferred)                    3,935,968      1.7
               ---------------------------------------------------------------------------------------------------------------------
               Diversified                 257,461   Souza Cruz SA                                              1,843,796      0.8
               ---------------------------------------------------------------------------------------------------------------------
               Energy Sources              177,312   Companhia Paranaense de Energia -- Copel (ADR)*            1,363,086      0.6
                                        11,742,244   Petroleo Brasileiro SA -- Petrobras (Preferred)            2,375,970      1.1
                                                                                                             ------------    -----
                                                                                                                3,739,056      1.7
               ---------------------------------------------------------------------------------------------------------------------
               Foreign Government    US$ 3,724,000   Federal Republic of Brazil, 14.50% due 10/15/2009          3,932,622      1.7
               Obligations                           Republic of Brazil:
                                     US$ 1,614,000      10.125% due 5/15/2027                                   1,287,165      0.6
                                     US$ 3,523,162      'C', 8% due 4/15/2014 (a)                               2,395,750      1.0
                                                                                                             ------------    -----
                                                                                                                7,615,537      3.3
               ---------------------------------------------------------------------------------------------------------------------
               Forest Products         128,381,412   Votorantim Celulose e Papel SA (Preferred)                 4,305,458      1.9
               ---------------------------------------------------------------------------------------------------------------------
               Machinery &               9,081,000   Weg SA (Preferred)                                         4,871,578      2.2
               Engineering
               ---------------------------------------------------------------------------------------------------------------------
               Metals & Steel          149,015,000+  Companhia Siderurgica de Tubarao (Preferred)               2,118,031      1.0
                                               949   Companhia Siderurgica Nacional                                    33      0.0
                                   BRL   1,099,391   Companhia Vale do Rio Doce, 0% due 12/31/2049 (c)                  0      0.0
                                           349,366   Companhia Vale do Rio Doce 'A' (Preferred)                 8,419,357      3.7
                                                                                                             ------------    -----
                                                                                                               10,537,421      4.7
               ---------------------------------------------------------------------------------------------------------------------


                                      6 & 7

                       Merrill Lynch Latin America Fund, Inc., November 30, 1999

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                 (in US dollars)

                                            Shares                                                                       Percent of
COUNTRY        Industries                    Held             Long-Term Investments                              Value   Net Assets
====================================================================================================================================
Brazil         Multi-Industry            3,384,000   Itausa-Investimentos Itau SA                            $  2,502,750      1.1%
(concluded)    ---------------------------------------------------------------------------------------------------------------------
               Retail                      256,864   Companhia Brasileira de Distribuicao Grupo
                                                     Pao de Acucar (ADR)*                                       6,855,058      3.0
               ---------------------------------------------------------------------------------------------------------------------
               Telecommunications        5,828,582   Coteminas PN (Rights)                                             30      0.0
                                       148,905,637   Embratel Participacoes SA                                  1,705,435      0.8
                                       149,205,637   Tele Celular Sul Participacoes SA                            235,465      0.1
                                       149,205,637   Tele Centro Oeste Celular Participacoes SA                   186,507      0.1
                                           178,700   Tele Centro Oeste Celular Participacoes SA (ADR)*            714,800      0.3
                                       149,205,637   Tele Centro Sul Participacoes SA                           1,383,261      0.6
                                       149,205,637   Tele Leste Celular Participacoes SA                           83,151      0.0
                                            15,200   Tele Leste Celular Participacoes SA (ADR)*                   456,000      0.2
                                       149,205,637   Tele Nordeste Celular Participacoes SA                       190,393      0.1
                                            23,800   Tele Nordeste Celular Participacoes SA (ADR)*                618,800      0.3
                                       149,205,637   Tele Norte Celular Participacoes SA                          130,555      0.1
                                            32,650   Tele Norte Celular Participacoes SA (ADR)*                   975,419      0.4
                                       307,091,637   Tele Norte Leste Participacoes SA                          4,481,619      2.0
                                           338,346   Tele Norte Leste Participacoes SA (ADR)*                   6,026,788      2.7
                                       149,205,637   Tele Sudeste Celular Participacoes SA                        391,665      0.2
                                       241,765,637+  Telecomunicacoes Brasileiras SA -- Telebras                    5,037      0.0
                                        92,294,000   Telecomunicacoes Brasileiras SA -- Telebras                5,839,999      2.6
                                            47,995+  Telecomunicacoes Brasileiras SA -- Telebras (ADR)*               750      0.0
                                            47,995   Telecomunicacoes Brasileiras SA -- Telebras
                                                     (Preferred Block) (ADR)*                                   4,355,546      1.9
                                         9,845,775   Telecomunicacoes de Minas Gerais -- Telemig                  235,888      0.1
                                           735,140   Telecomunicacoes de Minas Gerais --
                                                     Telemig 'B' (Preferred)                                       22,590      0.0
                                       149,205,637   Telemig Celular Participacoes SA                             261,887      0.1
                                             3,200   Telemig Celular Participacoes SA (ADR)*                      106,000      0.0
                                         9,845,775+  Telemig Celular SA                                           104,611      0.0
                                           735,140+  Telemig Celular SA 'C' (Preferred)                             9,572      0.0
                                       149,205,637   Telesp Celular Participacoes SA                            1,032,006      0.5
                                       152,005,637   Telesp Participacoes SA                                    1,797,150      0.8
                                                                                                             ------------    -----
                                                                                                               31,350,924     13.9
               ---------------------------------------------------------------------------------------------------------------------
               Textiles & Apparel       22,971,686   Companhia de Tecidos Norte de Minas --
                                                     Coteminas (Preferred)                                      1,794,663      0.8
                                        21,491,685  +Empresa Nasional de Comercio SA                               20,148      0.0
                                                                                                             ------------    -----
                                                                                                                1,814,811      0.8
               ---------------------------------------------------------------------------------------------------------------------
               Utilities                 1,122,012   Centrais Eletricas de Santa Catarina SA --
                                                     CELESC 'B' (Preferred)                                       461,661      0.2
                                            39,955   Centrais Eletricas de Santa Catarina SA --
                                                     CELESC (GDR)** (b)                                         1,643,117      0.7
                                            27,891   Companhia Energetica de Minas Gerais SA --
                                                     CEMIG (ADR)*                                                 518,326      0.2
                                            72,502   Companhia Energetica de Minas Gerais SA --
                                                     CEMIG (ADR)* (b)                                           1,347,377      0.6
                                       213,720,264   Companhia Energetica de Minas Gerais SA --
                                                     CEMIG (Preferred)                                          4,025,065      1.8
                                           285,800   Globex Utilidades SA (Preferred)                           1,786,250      0.8
                                                                                                             ------------    -----
                                                                                                                9,781,796      4.3
               ---------------------------------------------------------------------------------------------------------------------
               Utilities -- Electric 1,196,500,000   Companhia Energetica do Ceara-- Coelce 'A' (Preferred)     3,053,568      1.3
                                            57,400   Espirito Santo Centrais Eletricas SA-- Escelsa             1,793,750      0.8
                                                                                                             ------------    -----
                                                                                                                4,847,318      2.1
               ---------------------------------------------------------------------------------------------------------------------
                                                     Total Long-Term Investments in Brazil                     96,416,687     42.6
====================================================================================================================================
Chile          Telecommunications          267,958   Compania de Telecomunicaciones de Chile SA (ADR)*          4,923,728      2.2
               ---------------------------------------------------------------------------------------------------------------------
               Utilities                    75,000   Chilectra SA (ADR)* (b)                                    1,298,490      0.6
                                         1,649,656   Empresa Nacional de Electricidad SA (ENDESA)                 729,213      0.3
                                         1,014,657   Enersis SA                                                   457,824      0.2
                                            25,055   Enersis SA (ADR)*                                            579,397      0.2
                                                                                                             ------------    -----
                                                                                                                3,064,924      1.3
               ---------------------------------------------------------------------------------------------------------------------
                                                     Total Long-Term Investments in Chile                       7,988,652      3.5
====================================================================================================================================
Colombia       Banking                   1,049,984   Banco de Bogota                                            2,737,185      1.2
                                            83,802   Banco Ganadero SA (Preferred) (ADR)*                         565,664      0.3
                                                                                                             ------------    -----
                                                                                                                3,302,849      1.5
               ---------------------------------------------------------------------------------------------------------------------
               Beverages & Tobacco         475,510   Bavaria SA                                                 2,035,669      0.9
               ---------------------------------------------------------------------------------------------------------------------
               Financial Services          534,984   Valores Bavaria SA                                           390,499      0.2
                                           534,984   Valores Bavaria SA (Rights)                                       --      0.0
                                                                                                             ------------    -----
                                                                                                                  390,499      0.2
               ---------------------------------------------------------------------------------------------------------------------
               Merchandising               526,622   Almacenes Exito SA                                         1,180,644      0.5
               ---------------------------------------------------------------------------------------------------------------------
                                                     Total Long-Term Investments in Colombia                    6,909,661      3.1
====================================================================================================================================
Mexico         Banking                      63,000  +Grupo Financiero Banamex -- Accival,
                                                     SA de CV (Banacci) 'L'                                       190,737      0.1
                                         1,595,873  +Grupo Financiero Banamex -- Accival,
                                                     SA de CV (Banacci) 'O'                                     5,398,552      2.4
                                                                                                             ------------    -----
                                                                                                                5,589,289      2.5
               ---------------------------------------------------------------------------------------------------------------------
               Beverages                   286,501   Panamerican Beverages, Inc. 'A' (US Registered Shares)     5,371,894      2.4
               ---------------------------------------------------------------------------------------------------------------------
               Beverages & Tobacco         132,646   Fomento Economico Mexicano, SA de CV (ADR)*                5,023,967      2.2
               ---------------------------------------------------------------------------------------------------------------------
               Broadcasting &             224,534   +Grupo Televisa SA (GDR)**                                 10,960,066      4.9
               Publishing
               ---------------------------------------------------------------------------------------------------------------------
               Building Materials          147,275   Cemex, SA de CV                                              721,538      0.3
                                           212,773   Cemex, SA de CV (ADR)*                                     5,226,237      2.3
                                                                                                             ------------    -----
                                                                                                                5,947,775      2.6
               ---------------------------------------------------------------------------------------------------------------------
               Chemicals                   178,719   Desc, SA de CV (ADR)*                                      3,082,903      1.4
               ---------------------------------------------------------------------------------------------------------------------
               Diversified                 766,268   Alfa, SA 'A'                                               3,290,971      1.4
                                           357,900  +Grupo Sanborns SA 'B1'                                       630,025      0.3
                                                                                                             ------------    -----
                                                                                                                3,920,996      1.7
               ---------------------------------------------------------------------------------------------------------------------
               Foods                     1,092,953   Grupo Industrial Bimbo, SA de CV 'A'                       2,280,945      1.0
               ---------------------------------------------------------------------------------------------------------------------


                                      8 & 9

                       Merrill Lynch Latin America Fund, Inc., November 30, 1999

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)                 (in US dollars)

                                         Shares Held/                                                                    Percent of
COUNTRY        Industries                 Face Amount         Long-Term Investments                              Value   Net Assets
====================================================================================================================================
Mexico         Foreign Government    US$ 2,862,000   United Mexican States, 11.50% due 5/15/2026             $  3,321,351      1.5%
(concluded)    Obligations
               ---------------------------------------------------------------------------------------------------------------------
               Health & Personal Care      957,412   Kimberly-Clark de Mexico, SA de CV 'A'                     3,583,949      1.6
               ---------------------------------------------------------------------------------------------------------------------
               Industrial --               167,300   Tubos de Acero de Mexico SA (ADR)*                         2,101,706      0.9
               Manufacturing
               ---------------------------------------------------------------------------------------------------------------------
               Internet Content              2,800  +Terra Networks, SA                                            96,439      0.1
               ---------------------------------------------------------------------------------------------------------------------
               Merchandising             2,298,478  +Cifra, SA de CV 'C'                                        4,026,602      1.8
                                         4,613,200   Grupo Elektra, SA de CV                                    3,081,989      1.3
                                                                                                             ------------    -----
                                                                                                                7,108,591      3.1
               ---------------------------------------------------------------------------------------------------------------------
               Multi-Industry              810,829  +Grupo Carso, SA de CV 'A1'                                 3,778,996      1.7
                                            38,557  +Grupo Carso, SA de CV (ADR)*                                 359,544      0.1
                                                                                                             ------------    -----
                                                                                                                4,138,540      1.8
               ---------------------------------------------------------------------------------------------------------------------
               Music                       643,700  +Corporacion Interamericana de Entretenimiento SA 'B'       2,129,739      1.0
               ---------------------------------------------------------------------------------------------------------------------
               Telecommunications          172,000  +Carso Global Telecom (ADR)*                                2,722,984      1.2
                                           195,901   Telefonos de Mexico SA (ADR)*                             18,133,086      8.0
                                                                                                             ------------    -----
                                                                                                               20,856,070      9.2
               ---------------------------------------------------------------------------------------------------------------------
               Television                1,426,807   TV Azteca, SA de CV (ADR)*                                 7,936,614      3.5
               ---------------------------------------------------------------------------------------------------------------------
                                                     Total Long-Term Investments in Mexico                     93,450,834     41.4
====================================================================================================================================
Panama         Banking                      70,876   Banco Latinoamericano de Exportaciones, SA 'E'             1,701,024      0.8
               ---------------------------------------------------------------------------------------------------------------------
                                                     Total Long-Term Investments in Panama                      1,701,024      0.8
====================================================================================================================================
Peru           Financial Services          102,021   Credicorp Limited                                          1,103,102      0.5
               ---------------------------------------------------------------------------------------------------------------------
               Food & Household          6,824,882  +Alicorp SA                                                 1,271,474      0.5
               Products
               ---------------------------------------------------------------------------------------------------------------------
               Metals -- Non-Ferrous       176,685   Compania de Minas Buenaventura SA (ADR)*                   2,904,260      1.3
                                                 1   Minsur SA                                                          2      0.0
                                                                                                             ------------    -----
                                                                                                                2,904,262      1.3
               ---------------------------------------------------------------------------------------------------------------------
                                                     Total Long-Term Investments in Peru                        5,278,838      2.3
====================================================================================================================================
Venezuela      Building Materials        1,497,199   Corporacion Venezolana de Cementos I, SACA                   434,481      0.2
                                           989,726   Corporacion Venezolana de Cementos II, SACA                  287,215      0.1
                                                                                                             ------------    -----
                                                                                                                  721,696      0.3
               ---------------------------------------------------------------------------------------------------------------------
               Food & Household         27,571,157   Mavesa SA                                                  1,332,065      0.6
               Products
               ---------------------------------------------------------------------------------------------------------------------
               Metal Processing             46,750   International Briquettes Holding, Inc.                        93,500      0.0
               ---------------------------------------------------------------------------------------------------------------------
               Telecommunications          101,000   Compania Anonima Nacional Telefonos de
                                                     Venezuela (CANTV) (ADR)*                                   2,417,688      1.1
               ---------------------------------------------------------------------------------------------------------------------
               Textiles                    765,505  +Sudamtex de Venezuela (ADR)* (b)                             479,972      0.2
               ---------------------------------------------------------------------------------------------------------------------
                                                     Total Long-Term Investments in Venezuela                   5,044,921      2.2
====================================================================================================================================
                                                     Total Long-Term Investments (Cost -- $255,482,110)       222,756,137     98.5
====================================================================================================================================
                                                             Short-Term Investments
====================================================================================================================================
United States  Commercial Paper***    US$6,647,000   General Motors Acceptance Corp., 5.75% due 12/01/1999      6,647,000      2.9
               ---------------------------------------------------------------------------------------------------------------------
                                                     Total Short-Term Investments (Cost -- $6,647,000)          6,647,000      2.9
====================================================================================================================================
               Total Investments (Cost -- $262,129,110)                                                       229,403,137    101.4
               Liabilities in Excess of Other Assets                                                           (3,168,426)    (1.4)
                                                                                                             ------------    -----
               Net Assets                                                                                    $226,234,711    100.0%
                                                                                                             ============    =====
====================================================================================================================================

+     Non-income producing security.
*     American Depositary Receipts (ADR).
**    Global Depositary Receipts (GDR).
*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
(a) Represents a Brady Bond. Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c) Received through a bonus issue from Companhia Vale do Rio Doce. As of November 30, 1999, the bonds have not commenced trading and the coupon rate has not been determined.

      See Notes to Consolidated Financial Statements.


                                    10 & 11

                       Merrill Lynch Latin America Fund, Inc., November 30, 1999

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

                 As of November 30, 1999
====================================================================================================================================
Assets:          Investments, at value (identified cost -- $262,129,110) ................................              $229,403,137
                 Cash ...................................................................................                    30,777
                 Foreign cash ...........................................................................                    92,437
                 Receivables:
                   Securities sold ......................................................................  $1,137,385
                   Dividends ............................................................................     665,243
                   Capital shares sold ..................................................................     242,712
                   Interest .............................................................................     107,630     2,152,970
                                                                                                           ----------
                 Prepaid registration fees and other assets .............................................                    80,007
                                                                                                                       ------------
                 Total assets ...........................................................................               231,759,328
                                                                                                                       ------------
====================================================================================================================================
Liabilities:     Payables:
                   Securities purchased .................................................................   3,966,478
                   Capital shares redeemed ..............................................................     660,579
                   Distributor ..........................................................................     135,672
                   Investment adviser ...................................................................      25,085     4,787,814
                                                                                                           ----------
                 Accrued expenses .......................................................................                   736,803
                                                                                                                       ------------
                 Total liabilities ......................................................................                 5,524,617
                                                                                                                       ------------
====================================================================================================================================
Net Assets:      Net assets .............................................................................              $226,234,711
                                                                                                                       ============
====================================================================================================================================
Net Assets       Class A Common Stock, $.10 par value, 100,000,000 shares authorized ....................              $    248,462
Consist of:      Class B Common Stock, $.10 par value, 100,000,000 shares authorized ....................                 1,085,200
                 Class C Common Stock, $.10 par value, 100,000,000 shares authorized ....................                    84,933
                 Class D Common Stock, $.10 par value, 100,000,000 shares authorized ....................                   371,844
                 Paid-in capital in excess of par .......................................................               424,503,009
                 Undistributed investment income -- net .................................................                 2,133,632
                 Accumulated realized capital losses on investments and foreign currency
                 transactions -- net ....................................................................              (169,346,506)
                 Unrealized depreciation on investments and foreign currency transactions -- net ........               (32,845,863)
                                                                                                                       ------------
                 Net assets .............................................................................              $226,234,711
                                                                                                                       ============
====================================================================================================================================
Net Asset        Class A -- Based on net assets of $32,022,863 and 2,484,616 shares outstanding .........              $      12.89
Value:                                                                                                                 ============
                 Class B -- Based on net assets of $135,883,114 and 10,851,997 shares outstanding .......              $      12.52
                                                                                                                       ============
                 Class C -- Based on net assets of $10,638,096 and 849,332 shares outstanding ...........              $      12.53
                                                                                                                       ============
                 Class D -- Based on net assets of $47,690,638 and 3,718,440 shares outstanding .........              $      12.83
                                                                                                                       ============
====================================================================================================================================

            See Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF OPERATIONS

                 For the Year Ended November 30, 1999
====================================================================================================================================
Investment       Dividends (net of $450,265 foreign withholding tax) ....................................               $ 6,526,165
Income:          Interest and discount earned ...........................................................                 1,914,009
                                                                                                                        -----------
                 Total income ...........................................................................                 8,440,174
                                                                                                                        -----------
====================================================================================================================================
Expenses:        Investment advisory fees ...............................................................   $2,220,264
                 Account maintenance and distribution fees -- Class B ...................................    1,442,714
                 Transfer agent fees -- Class B .........................................................      519,018
                 Custodian fees .........................................................................      503,914
                 Accounting services ....................................................................      169,034
                 Printing and shareholder reports .......................................................      125,494
                 Transfer agent fees -- Class D .........................................................      120,593
                 Professional fees ......................................................................      110,820
                 Account maintenance fees -- Class D ....................................................      102,825
                 Account maintenance and distribution fees -- Class C ...................................       99,579
                 Foreign capital gains tax ..............................................................       97,803
                 Transfer agent fees -- Class A .........................................................       76,141
                 Registration fees ......................................................................       61,192
                 Directors' fees and expenses ...........................................................       44,787
                 Transfer agent fees -- Class C .........................................................       35,034
                 Pricing fees ...........................................................................        7,063
                 Other ..................................................................................        3,788
                                                                                                            ----------
                 Total expenses .........................................................................                 5,740,063
                                                                                                                        -----------
                 Investment income -- net ...............................................................                 2,700,111
                                                                                                                        -----------
====================================================================================================================================
Realized &       Realized loss from:
Unrealized Gain    Investments -- net ...................................................................  (20,367,689)
(Loss) on          Foreign currency transactions -- net .................................................   (1,784,345) (22,152,034)
                                                                                                            ----------
Investments &    Change in unrealized appreciation/depreciation on:
Foreign Currency   Investments -- net ...................................................................   65,037,095
Transactions --    Foreign currency transactions -- net .................................................      431,981   65,469,076
                                                                                                            ----------  -----------
Net:             Net realized and unrealized gain on investments and foreign currency transactions ......                43,317,042
                                                                                                                        -----------
                 Net Increase in Net Assets Resulting from Operations ...................................               $46,017,153
                                                                                                                        ===========
====================================================================================================================================

      See Notes to Consolidated Financial Statements.


                                    12 & 13

                       Merrill Lynch Latin America Fund, Inc., November 30, 1999

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     For the Year Ended November 30,
                                                                                                    --------------------------------
                       Increase (Decrease) in Net Assets:                                               1999             1998
====================================================================================================================================
Operations:            Investment income -- net ..................................................  $  2,700,111      $  10,678,832
                       Realized loss on investments and foreign currency
                       transactions -- net .......................................................   (22,152,034)       (51,669,645)
                       Change in unrealized appreciation/depreciation on investments
                       and foreign currency transactions -- net ..................................    65,469,076       (129,842,425)
                                                                                                    ------------      -------------
                       Net increase (decrease) in net assets resulting from operations ...........    46,017,153       (170,833,238)
                                                                                                    ------------      -------------
====================================================================================================================================
Dividends to           Investment income -- net:
Shareholders:            Class A .................................................................    (1,332,021)                --
                         Class B .................................................................    (6,005,561)                --
                         Class C .................................................................      (362,386)                --
                         Class D .................................................................    (2,282,954)                --
                                                                                                    ------------      -------------
                       Net decrease in net assets resulting from dividends to shareholders .......    (9,982,922)                --
                                                                                                    ------------      -------------
====================================================================================================================================
Capital Share          Net decrease in net assets derived from capital share transactions ........   (89,007,857)      (320,024,018)
Transactions:                                                                                        ------------      -------------
====================================================================================================================================
Net Assets:            Total decrease in net assets ..............................................   (52,973,626)      (490,857,256)
                       Beginning of year .........................................................   279,208,337        770,065,593
                                                                                                    ------------      -------------
                       End of year* ..............................................................  $226,234,711      $ 279,208,337
                                                                                                    ============      =============
====================================================================================================================================
                     * Undistributed investment income -- net ....................................  $  2,133,632      $   9,768,146
                                                                                                    ============      =============
====================================================================================================================================

      See Notes to Consolidated Financial Statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have been derived                         Class A+
                     from information provided in the financial statements.        -------------------------------------------------
                                                                                            For the Year Ended November 30,
                                                                                   -------------------------------------------------
                     Increase (Decrease) in Net Asset Value:                         1999       1998      1997      1996      1995
====================================================================================================================================
Per Share            Net asset value, beginning of year .........................   $ 10.61   $  15.10  $ 12.83   $ 10.50  $  17.37
Operating                                                                          --------   --------  -------   -------  --------
Performance:         Investment income -- net ...................................       .20        .38      .17       .46       .16
                     Realized and unrealized gain (loss) on investments and
                     foreign currency
                     transactions -- net ........................................      2.63      (4.87)    2.54      1.87     (6.52)
                                                                                   --------   --------  -------   -------  --------
                     Total from investment operations ...........................      2.83      (4.49)    2.71      2.33     (6.36)
                                                                                   --------   --------  -------   -------  --------
                     Less dividends and distributions:
                       Investment income -- net .................................      (.55)        --     (.44)       --        --
                       Realized gain on investments -- net ......................       --          --       --        --      (.50)
                       In excess of realized gain on investments -- net .........       --          --       --        --      (.01)
                     Total dividends and distributions ..........................     (.55)         --     (.44)       --      (.51)
                                                                                   --------   --------  -------   -------  --------
                     Net asset value, end of year ...............................   $ 12.89   $  10.61  $ 15.10   $ 12.83  $  10.50
                                                                                   ========   ========  =======   =======  ========
====================================================================================================================================
Total Investment     Based on net asset value per share .........................    28.74%    (29.74%)  21.79%    22.19%   (37.66%)
Return:*                                                                           ========   ========  =======   =======  ========
====================================================================================================================================
Ratios to Average    Expenses ...................................................     1.77%      1.53%    1.46%     1.48%     1.66%
Net Assets:                                                                        ========   ========  =======   =======  ========
                     Investment income -- net ...................................     1.84%      2.12%    1.03%     3.74%     1.40%
                                                                                   ========   ========  =======   =======  ========
====================================================================================================================================
Supplemental         Net assets, end of year (in thousands) .....................  $ 32,023   $ 26,249  $77,086   $46,369  $ 26,034
Data:                                                                              ========   ========  =======   =======  ========
                     Portfolio turnover .........................................    29.91%     31.92%   84.91%    66.14%    54.86%
                                                                                   ========   ========  =======   =======  ========
====================================================================================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Consolidated Financial Statements.


                                    14 & 15

                       Merrill Lynch Latin America Fund, Inc., November 30, 1999

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)

                     The following per share data and ratios have been derived                          Class B+
                     from information provided in the financial statements.        -------------------------------------------------
                                                                                             For the Year Ended November 30,
                                                                                   -------------------------------------------------
                     Increase (Decrease) in Net Asset Value:                         1999       1998      1997      1996     1995
====================================================================================================================================
Per Share            Net asset value, beginning of year .........................  $  10.20   $  14.66  $  12.46  $  10.31 $  17.24
Operating                                                                          --------   --------  --------  -------- --------
Performance:         Investment income (loss) -- net ............................       .10        .23        --++     .32      .05
                     Realized and unrealized gain (loss) on investments and
                     foreign currency transactions -- net .......................      2.56      (4.69)     2.50      1.83    (6.47)
                                                                                   --------   --------  --------  -------- --------
                     Total from investment operations ...........................      2.66      (4.46)     2.50      2.15    (6.42)
                                                                                   --------   --------  --------  -------- --------
                     Less dividends and distributions:
                       Investment income -- net .................................      (.34)        --      (.30)       --       --
                       Realized gain on investments -- net ......................        --         --        --        --     (.50)
                       In excess of realized gain on investments -- net .........        --         --        --        --     (.01)
                     Total dividends and distributions ..........................      (.34)        --      (.30)       --     (.51)
                                                                                   --------   --------  --------  -------- --------
                     Net asset value, end of year ...............................  $  12.52   $  10.20  $  14.66  $  12.46 $  10.31
                                                                                   ========   ========  ========  ======== ========
====================================================================================================================================
Total Investment     Based on net asset value per share .........................    27.32%    (30.42%)   20.51%    20.85%  (38.32%)
Return:*                                                                           ========   ========  ========  ======== ========
====================================================================================================================================
Ratios to Average    Expenses ...................................................     2.87%      2.57%     2.50%     2.54%    2.71%
Net Assets:                                                                        ========   ========  ========  ======== ========
                     Investment income (loss) -- net ............................      .98%      1.76%     (.03%)    2.69%     .43%
                                                                                   ========   ========  ========  ======== ========
====================================================================================================================================
Supplemental         Net assets, end of year (in thousands) .....................  $135,883   $190,670  $527,520  $518,865 $505,038
Data:                                                                              ========   ========  ========  ======== ========
                     Portfolio turnover .........................................    29.91%     31.92%    84.91%    66.14%   54.86%
                                                                                   ========   ========  ========  ======== ========
====================================================================================================================================
                     The following per share data and ratios have been derived                          Class C+
                     from information provided in the financial statements.        -------------------------------------------------
                                                                                             For the Year Ended November 30,
                                                                                   -------------------------------------------------
                     Increase (Decrease) in Net Asset Value:                         1999       1998      1997      1996     1995
====================================================================================================================================
Per Share            Net asset value, beginning of year .........................  $  10.18   $  14.64  $  12.46  $  10.31 $  17.24
Operating                                                                          --------   --------  --------  -------- --------
Performance:         Investment income (loss) -- net ............................       .09        .23      (.02)      .32      .03
                     Realized and unrealized gain (loss) on investments and
                     foreign currency transactions -- net .......................      2.58      (4.69)     2.52      1.83    (6.45)
                                                                                   --------   --------  --------  -------- --------
                     Total from investment operations ...........................      2.67      (4.46)     2.50      2.15    (6.42)
                                                                                   --------   --------  --------  -------- --------
                     Less dividends and distributions:
                       Investment income -- net .................................      (.32)        --      (.32)       --       --
                       Realized gain on investments -- net ......................        --         --        --        --     (.50)
                       In excess of realized gain on investments -- net .........        --         --        --        --     (.01)
                                                                                   --------   --------  --------  -------- --------
                     Total dividends and distributions ..........................      (.32)        --      (.32)       --     (.51)
                                                                                   --------   --------  --------  -------- --------
                     Net asset value, end of year ...............................  $  12.53   $  10.18  $  14.64  $  12.46 $  10.31
                                                                                   ========   ========  ========  ======== ========
====================================================================================================================================
Total Investment     Based on net asset value per share .........................    27.42%    (30.46%)   20.52%    20.85%  (38.32%)
Return:*                                                                           ========   ========  ========  ======== ========
====================================================================================================================================
Ratios to Average    Expenses ...................................................     2.85%      2.57%     2.50%     2.54%    2.72%
Net Assets:                                                                        ========   ========  ========  ======== ========
                     Investment income (loss) -- net ............................      .89%      1.77%     (.11%)    2.68%     .30%
                                                                                   ========   ========  ========  ======== ========
====================================================================================================================================
Supplemental         Net assets, end of year (in thousands) .....................  $ 10,638   $ 12,196  $ 37,027  $ 23,183 $ 14,659
Data:                                                                              ========   ========  ========  ======== ========
                     Portfolio turnover .........................................    29.91%     31.92%    84.91%    66.14%   54.86%
                                                                                   ========   ========  ========  ======== ========
====================================================================================================================================
                     The following per share data and ratios have been derived                          Class D+
                     from information provided in the financial statements.        -------------------------------------------------
                                                                                             For the Year Ended November 30,
                                                                                   -------------------------------------------------
                     Increase (Decrease) in Net Asset Value:                         1999       1998      1997      1996     1995
====================================================================================================================================
Per Share            Net asset value, beginning of year .........................  $  10.53   $  15.02  $  12.77  $  10.47 $  17.37
Operating                                                                          --------   --------  --------  -------- --------
Performance:         Investment income -- net ...................................       .18        .34       .11       .42      .14
                     Realized and unrealized gain (loss) on investments and
                     foreign currency transactions -- net .......................      2.62      (4.83)     2.54      1.88    (6.53)
                                                                                   --------   --------  --------  -------- --------
                     Total from investment operations ...........................      2.80      (4.49)     2.65      2.30    (6.39)
                                                                                   --------   --------  --------  -------- --------
                     Less dividends and distributions:
                       Investment income -- net .................................      (.50)        --      (.40)       --       --
                       Realized gain on investments -- net ......................        --         --        --        --     (.50)
                       In excess of realized gain on investments -- net .........        --         --        --        --     (.01)
                                                                                   --------   --------  --------  -------- --------
                     Total dividends and distributions ..........................      (.50)        --      (.40)       --     (.51)
                                                                                   --------   --------  --------  -------- --------
                     Net asset value, end of year ...............................  $  12.83   $  10.53  $  15.02  $  12.77 $  10.47
                                                                                   ========   ========  ========  ======== ========
====================================================================================================================================
Total Investment     Based on net asset value per share .........................    28.47%    (29.89%)   21.40%    21.97%  (37.84%)
Return:*                                                                           ========   ========  ========  ======== ========
====================================================================================================================================
Ratios to Average    Expenses ...................................................     2.04%      1.78%     1.71%     1.74%    1.91%
Net Assets:                                                                        ========   ========  ========  ======== ========
                     Investment income -- net ...................................     1.73%      2.54%      .72%     3.47%    1.18%
                                                                                   ========   ========  ========  ======== ========
====================================================================================================================================
Supplemental         Net assets, end of year (in thousands) .....................  $ 47,691   $ 50,093  $128,433  $112,833 $105,830
Data:                                                                              ========   ========  ========  ======== ========
                     Portfolio turnover .........................................    29.91%     31.92%    84.91%    66.14%   54.86%
                                                                                   ========   ========  ========  ======== ========

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Amount is less then $.01 per share.

      See Notes to Consolidated Financial Statements.


                                    16 & 17

                       Merrill Lynch Latin America Fund, Inc., November 30, 1999

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Latin America Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricingsm System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

o Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Basis of consolidation -- The accompanying consolidated financial statements include the accounts of Merrill Lynch Latin America Fund Chile Ltd., a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

(i) Reclassification -- Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $351,703 have been reclassified between undistributed net investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company


                                    18 & 19

                       Merrill Lynch Latin America Fund, Inc., November 30, 1999

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:



--------------------------------------------------------------------------------
                                               Account              Distribution
                                           Maintenance Fee               Fee
--------------------------------------------------------------------------------
Class B ...................................     .25%                    .75%
Class C ...................................     .25%                    .75%
Class D ...................................     .25%                     --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                   MLFD        MLPF&S
--------------------------------------------------------------------------------
Class A ...................................      $  106       $ 1,376
Class D ...................................      $1,802       $24,244
--------------------------------------------------------------------------------

For the year ended November 30, 1999, MLPF&S received contingent deferred sales charges of $309,692 and $2,654 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $500 relating to transactions subject to front-end sales charge waivers in Class D Shares.

In addition, MLPF&S received $24,951 in commissions on the execution of portfolio security transactions for the Fund for the year ended November 30, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1999 were $65,336,188 and $161,757,553, respectively.

Net realized losses for the year ended November 30, 1999 and net unrealized losses as of November 30, 1999 were as follows:



--------------------------------------------------------------------------------
                                                  Realized       Unrealized
                                                   Losses          Losses
--------------------------------------------------------------------------------
Long-term investments .....................    $(20,367,442)   $(32,725,973)
Short-term investments ....................            (247)             --
Foreign currency transactions .............      (1,784,345)       (119,890)
                                               ------------    ------------
Total .....................................    $(22,152,034)   $(32,845,863)
                                               ============    ============
--------------------------------------------------------------------------------

As of November 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $34,686,669, of which $31,844,152 related to appreciated securities and $66,530,821 related to depreciated securities. At November 30, 1999, the aggregate cost of investments for Federal income tax purposes was $264,089,806.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share trans-actions was $89,007,857 and $320,024,018 for the years ended November 30, 1999 and November 30, 1998, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended November 30, 1999                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold ...............................          1,210,003     $ 12,934,241
Shares issued to shareholders in
reinvestment of dividends .................            105,420          977,240
                                                     ---------     ------------
Total issued ..............................          1,315,423       13,911,481
Shares redeemed ...........................         (1,304,078)     (13,422,919)
                                                     ---------     ------------
Net increase ..............................             11,345     $    488,562
                                                     =========     ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended November 30, 1998                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold ...............................          1,577,185    $  22,145,415
Shares redeemed ...........................         (4,210,322)     (55,944,438)
                                                    ----------    -------------
Net decrease ..............................         (2,633,137)   $ (33,799,023)
                                                    ==========    =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended November 30, 1999                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold ...............................          1,134,597     $ 12,098,486
Shares issued to shareholders in
reinvestment of dividends .................            547,877        4,985,678
                                                    ----------     ------------
Total issued ..............................          1,682,474       17,084,164
Automatic conversion of shares ............           (977,681)     (10,571,440)
Shares redeemed ...........................         (8,546,113)     (83,167,432)
                                                    ----------     ------------
Net decrease ..............................         (7,841,320)    $(76,654,708)
                                                    ==========     ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended November 30, 1998                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold ...............................          1,556,359   $   19,875,348
Automatic conversion of shares ............           (293,075)      (3,687,837)
Shares redeemed ...........................        (18,547,103)    (236,009,202)
                                                   -----------   --------------
Net decrease ..............................        (17,283,819)  $ (219,821,691)
                                                   ===========   ==============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended November 30, 1999                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold ...............................            262,327    $   2,973,939
Shares issued to shareholders in
reinvestment of dividends .................             33,177          301,912
                                                      --------    -------------
Total issued ..............................            295,504        3,275,851
Shares redeemed ...........................           (643,977)      (6,282,624)
                                                      --------    -------------
Net decrease ..............................           (348,473)   $  (3,006,773)
                                                      ========    =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended November 30, 1998                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold ...............................            895,290     $ 12,279,809
Shares redeemed ...........................         (2,227,053)     (29,118,637)
                                                    ----------     ------------
Net decrease ..............................         (1,331,763)    $(16,838,828)
                                                    ==========     ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended November 30, 1999                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold ...............................            311,136    $   3,350,984
Shares issued to shareholders in
reinvestment of dividends .................            204,442        1,891,084
Automatic conversion of shares ............            955,945       10,571,440
                                                    ----------    -------------
Total issued ..............................          1,471,523       15,813,508
Shares redeemed ...........................         (2,508,144)     (25,648,446)
                                                    ----------    -------------
Net decrease ..............................         (1,036,621)   $  (9,834,938)
                                                    ==========    =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended November 30, 1998                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold ...............................          4,311,892    $  63,507,567
Automatic conversion of shares ............            285,021        3,687,837
                                                    ----------    -------------
Total issued ..............................          4,596,913       67,195,404
Shares redeemed ...........................         (8,391,830)    (116,759,880)
                                                    ----------    -------------
Net decrease ..............................         (3,794,917)   $ (49,564,476)
                                                    ==========    =============
--------------------------------------------------------------------------------

5. Commitments:

At November 30, 1999, the Fund had entered into foreign exchange contracts under which it agreed to purchase and sell foreign currency with approximate values of $2,425,000 and $420,000, respectively.

6. Capital Loss Carryforward:

At November 30, 1999, the Fund had a net capital loss carryforward of approximately $167,472,000, of which $88,329,000 expires in 2004, $52,462,000 expires in 2006 and $26,681,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On December 17, 1999, the Fund's Board of Directors declared an ordinary income dividend in the amount of $.226719 per Class A Share, $.082000 per Class B Share, $.100421 per Class C Share and $.199138 per Class D Share payable on December 23, 1999 to shareholders of record as of December 17, 1999.


                                    20 & 21

                       Merrill Lynch Latin America Fund, Inc., November 30, 1999

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Latin America Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Merrill Lynch Latin America Fund, Inc. and its subsidiary as of November 30, 1999, the related consolidated statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and the consolidated financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Latin America Fund, Inc. and its subsidiary as of November 30, 1999, the results of their operations, the changes in their net assets, and the consolidated financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
January 6, 2000

PORTFOLIO INFORMATION (unaudited)

As of November 30, 1999
================================================================================
                                                                     Percent of
Ten Largest Holdings (Equity Investments)                            Net Assets
Telefonos de Mexico SA (ADR) ......................................      8.0%
Grupo Televisa SA (GDR) ...........................................      4.9
Tele Norte Leste Participacoes SA* ................................      4.7
Telecomunicacoes Brasileiras SA -- Telebras* ......................      4.5
Companhia Vale do Rio Doce 'A' (Preferred) ........................      3.7
TV Azteca, SA de CV (ADR) .........................................      3.5
Companhia Brasileira de Distribuicao Grupo
  Pao de Acucar (ADR) .............................................      3.0
Cemex, SA de CV* ..................................................      2.6
Companhia Energetica de Minas
  Gerais SA -- CEMIG* .............................................      2.6
Grupo Financiero Banamex -- Accival,
  SA de CV (Banacci)* .............................................      2.5

*     Includes combined holdings.

                                                                     Percent of
Ten Largest Industries (Equity Investments)                          Net Assets
Telecommunications ................................................     27.2%
Banking ...........................................................      5.9
Utilities .........................................................      5.6
Broadcasting & Publishing .........................................      4.9
Beverages & Tobacco ...............................................      4.8
Metals & Steel ....................................................      4.7
Merchandising .....................................................      3.9
Television ........................................................      3.5
Retail ............................................................      3.0
Beverages .........................................................      3.0

IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Latin America Fund, Inc. during the fiscal year ended November 30, 1999.

--------------------------------------------------------------------------------------------------------------------------
                                                Foreign               Total              Foreign
                            Record              Payable              Source             Ordinary               Taxes
                             Date                Date                Income              Income          Paid or Withheld*
--------------------------------------------------------------------------------------------------------------------------
Class A Shares            12/18/1998          12/29/1998            $.553057            $.553057             $.055818
Class B Shares            12/18/1998          12/29/1998            $.339205            $.339205             $.055818
Class C Shares            12/18/1998          12/29/1998            $.320334            $.320334             $.055818
Class D Shares            12/18/1998          12/29/1998            $.503215            $.503215             $.055818
--------------------------------------------------------------------------------------------------------------------------

* The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

      Additionally, the Fund paid no long-term capital gains distributions during the fiscal year ended November 30, 1999.

      Please retain this information for your records.


                                    22 & 23

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Latin America
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                       #16140 -- 11/99

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